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                                                                   EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                            ------------------------

                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS A TRUSTEE

                            ------------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                                             -

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   22-1147033
                                (I.R.S. Employer
                               Identification No.)

         301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA 28288-0630
               (Address of Principal Executive Offices) (Zip Code)

                        GABLES REALTY LIMITED PARTNERSHIP
                                (Name of Obligor)

            DELAWARE                                      58-2077966
(State or other jurisdiction of                        (I.R.S. Employer
Incorporation or organization)                        Identification No.)

     777 YAMATO ROAD, SUITE 510                              33431
         BOCA, RATON, FL
(Address of Principal Executive Offices)                  (Zip Code)

                             SENIOR DEBT SECURITIES
                         (Title of Indenture Securities)
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ITEM  1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

          Comptroller of the Currency,                          Washington, D.C.
          Board of Governors of the Federal Reserve System,   Richmond, VA 23219
          Federal Deposit Insurance Corporation,                Washington, D.C.

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.


ITEM 16. LISTS OF EXHIBITS.

Exhibit 1 Articles of Association of the Trustee as now in effect, incorporated herein by reference (see Exhibit T-1 Registration Number 333-47985).

Exhibit 2 No certificate of authority of the Trustee to commence business is furnished this authority is contained in the Articles of Association of the Trustee.

Exhibit 3 Copy of the authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference (see Exhibit T-1 Registration Number 333-49145).

Exhibit 4 Copy of the existing By-Laws of the Trustee, as now in effect, incorporated herein by reference (see Exhibit T-1 Registration Number 333-49145).

Exhibit 5   Not applicable.

Exhibit 6 The consent of the Trustee required by Section 321 (b) of the Act, incorporated herein by reference (see Exhibit T-1 Registration Number 333-47985).

Exhibit 7 Report of Condition of Wachovia Bank, National Association as of the close of business on June 30, 2003, published pursuant to the law or the requirement of its supervising or examining authority.

Exhibit 8   Not Applicable

Exhibit 9   Not Applicable
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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Wachovia Bank National Association organized and existing under the laws of the United States, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Town of Atlanta, and State of Georgia, on the 17th day of September, 2003.

                                            WACHOVIA BANK, NATIONAL ASSOCIATION

                                            BY: /s/ Eric J. Knoll
                                                ------------------------------
                                            NAME: ERIC J. KNOLL
                                            TITLE:  ASSISTANT VICE PRESIDENT
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                                                                      EXHIBIT 7
                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of Wachovia Bank, N.A., at the close of business on June 30, 2003, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 1 Comptroller of the Currency.

                     STATEMENT OF RESOURCES AND LIABILITIES

                                     ASSETS
                               THOUSAND OF DOLLARS

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
Cash and balance due from depository institutions:
     Noninterest-bearing balances and currency and coin...................................                  14,108,000
     Interest-bearing balances............................................................                   4,283,000
Securities:
     Held-to-maturity securities (from Schedule RC-B, column A)...........................                           0
     Available-for-sale securities (from schedule RC-B, column D).........................                  70,107,000
Federal funds sold and securities purchased under agreements to resell....................                           0
Federal funds sold in domestic offices....................................................                   2,060,000
Securities purchased under agreements to resell...........................................                   4,782,000
Loans and lease financing receivables (from Schedule RC-C):
     Loan and leases held for sale........................................................                  10,391,000
     Loan and leases, net of unearned income..............................................                 160,238,000
     LESS: Allowance for loan and lease losses............................................                   2,655,000
     LESS: Allocated transfer risk reserve................................................                           0
     Loans and leases, net of unearned income and allowance (item.4.b misus 4.c)..........                 157,583,000
Trading assets (from Schedule RC-D).......................................................                  26,931,000
Premises and fixed assets (including capitalized leases)..................................                   3,823,000
Other real estate owned (from Schedule RC-M)..............................................                     163,000
Investment in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)..................................................................                     689,000
Customer's liability to this bank on acceptances outstanding..............................                   1,074,000
Intangible assets:
     Goodwill.............................................................................                   9,519,000
Other intangible assets (from Schedule RC-M)..............................................                   1,608,000
Other assets (from Schedule RC-F).........................................................                  24,500,000

                                    TOTAL ASSETS..........................................                 331,621,000

                                   LIABILITIES
Deposits:
     In domestic offices..................................................................                 195,313,000
       Noninterest-bearing................................................................                  29,821,000
       Interest-bearing...................................................................                 165,492,000
     In foreign offices, Edge and Agreement subsidiaries, and IBFs
       (from Schedule  RC-E, part II) ....................................................                  11,457,000
       Noninterest-bearing................................................................                      21,000
       Interest-bearing...................................................................                  11,436,000
Federal funds purchased in domestic offices(2)............................................                   3,871,000
Securities sold under agreements to repurchase(3).........................................                  25,005,000
Trading liabilities(from Schedule RC-D)...................................................                  20,648,000
Other borrowed money (includes mortgage indebtedness and obligations under Capitalized                      19,665,000
  leases)(from Schedule RC-M).............................................................
Bank's liability on acceptances executed and outstanding..................................                   1,078,000
Subordinated notes and debentures.........................................................                   8,049,000
Other liabilities.........................................................................                  13,250,000
TOTAL LIABILITIES.........................................................................                 298,336,000
Minority Interest in consolidated subsidiaries............................................                   1,658,000

                                 EQUITY CAPITAL
Perpetual preferred stock and related surplus.............................................                           0
Common Stock..............................................................................                     455,000
Surplus...................................................................................                  24,184,000
Retained Earnings.........................................................................                   4,879,000
Accumulated other comprehensive income....................................................                   2,109,000
Other Equity Capital components...........................................................                           0
TOTAL EQUITY..............................................................................                  31,627,000
                                    TOTAL LIABILITIES AND EQUITY CAPITAL..................                 331,621,000
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